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                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------
                                AND OTHER INCOME
                                ----------------


        THIS ASSIGNMENT OF LEASES AND RENTS AND OTHER INCOME (this "ASSIGNMENT") is made this 30th day of December, 2004, by BEHRINGER HARVARD CYPRUS, LLC, a Colorado limited liability company ("GRANTOR"), and BANK OF AMERICA, N.A., a national banking association ("ADMINISTRATIVE AGENT"), for itself and on behalf of the Lenders (collectively "LENDERS") now or hereafter made a party to the Credit Agreement (defined below).

        1. PROPERTY. Grantor is the owner of that certain real property described in EXHIBIT A attached hereto and incorporated herein by this reference (such real property, together with all improvements now or hereafter situated thereon, and all appurtenances thereto, being hereinafter referred to as the "PROPERTY").

        2. THE LOAN INSTRUMENTS. Grantor has executed that certain that certain Guaranty Agreement dated even date herewith in favor of Administrative Agent and the other Lenders (the "GUARANTY") which guarantees all principal, interest and other amounts due, and the prompt payment and performance of all other duties and obligations of Borrower, under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) (all hereinafter sometimes collectively referred to as the "GUARANTEED OBLIGATIONS"). As used herein, the term "CREDIT AGREEMENT" means that certain Credit Agreement dated as of December 30, 2004, executed by Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I, LP, Grantor, Administrative Agent and certain other the Lenders and Loan Parties now or hereafter made a party thereto. The Guaranty also is secured by a Deed of Trust, Assignment of Rents and Leases, Security Agreement, Credit Agreement, Fixture Filing and Financing Statement (the "DEED OF TRUST"), of even date herewith (this Assignment, the Credit Agreement, the Guaranty, the Deed of Trust, and all instruments and all other documents executed in connection with the loan evidenced by the Credit Agreement, being hereinafter referred to collectively as the "LOAN INSTRUMENTS"). The terms "Credit Agreement", "Deed of Trust", "Guaranty", and "Loan Instruments" shall be deemed to include any and all modifications, amendments, extensions, renewals and substitutions, supplements or restatements, in whole or in part, thereof.

        3. ASSIGNMENT. As an inducement to Lenders to make the loan evidenced by or referred to in the Loan Instruments, Grantor hereby assigns, sells, conveys, and sets over unto Administrative Agent, on behalf of the Lenders, all of Grantor's right, title, and interest in and to:

                3.1. All those leases now or hereafter affecting all or any part of the Property, together with any and all extensions or renewals of any of said leases; and


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                3.2.    Any and all guarantees of the lessee's obligations under
said leases; and

                3.3. Any and all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, contract rights, and benefits of every nature of and from the Property

(all such leases, guarantees, contract rights, benefits, and other property and property interests being hereinafter referred to collectively as the "LEASES").

        4. WARRANTIES AS TO LEASES. Grantor represents, warrants, and covenants that it now is (or with respect to Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of any Leases, with full right and title to assign the same and the rents, income, and profits due or to become due thereunder; that any existing Leases are valid, in full force and effect, and have not been modified or amended, except as stated herein; that there is no outstanding assignment or pledge thereof or of the deposits (for security or otherwise), rents, income, and profits due or to become due thereunder; that there are no existing defaults under the terms thereof on the part of Grantor or, to the best knowledge of Grantor, any other party thereto; and that no rents, income, or profits payable thereunder have been or will be hereafter anticipated, discounted, released, waived, compromised, or otherwise discharged without Administrative Agent's prior written consent. Grantor also represents, warrants, and covenants that all tenants under the Leases are paying rent on fully executed Leases; that the existing Leases contain no cancellation clauses in favor of the lessees or prepayment of rent clauses allowing prepayment of more than one (1) month's rent in advance. All future Leases shall be executed on the lease form approved by Administrative Agent in accordance with the Credit Agreement. Each future Lease shall be at arm's length and shall contain no prepayment of rent clause allowing prepayment of more than one (1) month's rent in advance.

        5. COVENANT TO DEFEND ACTIONS. Grantor shall, at Grantor's sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with any Leases or the obligations, duties, or liabilities of the lessor or lessee thereunder, and shall pay all reasonable costs and expenses, including reasonable attorneys' fees, which Administrative Agent may incur in connection with Administrative Agent's appearance, voluntary or otherwise, in any such action or proceeding.

        6. ADMINISTRATIVE AGENT RIGHTS AS TO LEASES AND RENTS. This is a current, direct and absolute assignment, and Administrative Agent, on behalf of the Lenders, shall have the right, at its option after and during the continuation of a Default, to enter and take possession of the premises affected by any Lease and to perform all acts necessary for the operation and maintenance of such premises in the same manner and to the same extent that Grantor might reasonably so act. In furtherance of the foregoing, and not by way of limitation, Administrative Agent is empowered, but shall have no obligation, to collect the rents, income, and profits accruing under any Lease, to enforce payment thereof and the performance of any and all terms and provisions thereof, to exercise all the rights and privileges of Grantor thereunder, including the right to fix or modify rents, to demand and sue for possession of the premises covered by any Lease, and to relet such premises and collect the rents, income, and profits accruing by reason of such reletting. Administrative Agent shall from time to time apply the net income derived under any Leases, after payment of all proper costs and charges (including any loss or damage of the


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nature referred to in SECTION 9 hereof, and including reasonable attorneys' fees and other costs of collection) to any sums then due Lenders under the Loan Instruments, in such order as Administrative Agent may elect, but Administrative Agent shall in no event be accountable for any moneys not actually received by Administrative Agent pursuant hereto.

        7. LICENSE TO GRANTOR UNTIL DEFAULT. Unless there shall have been and shall be continuing a default by Grantor in the payment or performance of any obligation contained in, secured by, or referred to in the Loan Instruments (a "DEFAULT"), Grantor shall have a license (which license shall terminate automatically and without further notice upon the occurrence and during the continuation of a Default) to collect, but not prior to accrual, the rents, issues and profits under the Leases and, where applicable, subleases, such rents, issues and profits to be held in trust for Administrative Agent, on behalf of the other Lenders, and to otherwise deal with all Leases as permitted by this Assignment. Each month, provided no Default has occurred and is continuing, Grantor may retain such rents, issues and profits as were collected that month and held in trust for Administrative Agent; PROVIDED, HOWEVER, that all rents, issues and profits collected by Grantor shall be applied first to the payment of principal and interest and all other sums due and payable hereunder and under the Loan Instruments and thereafter to the ordinary and necessary expenses of owning and operating the Property. Upon the revocation of such license, all rents, issues and profits shall be paid directly to Administrative Agent, on behalf of the other Lenders, and not through Grantor, all without the necessity of any further action by Administrative Agent, including, without limitation, any action to obtain possession of all or any portion of the Property or any action for the appointment of a receiver. Grantor hereby authorizes and directs the tenants under the Leases to pay rents, issues and profits to Administrative Agent upon written demand by Administrative Agent, without further consent of Grantor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Administrative Agent has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Administrative Agent to the tenants. Any such payments to Administrative Agent shall constitute payments to Grantor under the Leases, and Grantor hereby irrevocably appoints Administrative Agent as its attorney-in-fact to do all things, after and during the continuation of a Default, which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting rents, issues and profits with or without suit and applying the same, less expenses of collection, to any of the obligations or sums due to Lenders hereunder or under the Loan Instruments or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Administrative Agent, all in such manner as may be determined by Administrative Agent, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services. The curing of such Default, unless other Defaults also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such rents, issues and profits. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Administrative Agent, or any Lender, to exercise any power or right granted in this paragraph or to assume any liability


ASSIGNMENT OF LEASES AND RENTS AND OTHER INCOME - Page 3
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under any Lease of any part of the Property and no liability shall attach to
Administrative Agent and the other Lenders for failure or inability to collect any rents, issues and profits under any such Lease.

        8. AUTHORIZATION TO TENANTS. Grantor hereby irrevocably agrees and directs that the lessee under any Lease shall, upon demand and notice from Administrative Agent that Administrative Agent has revoked the license contained in SECTION 7 hereof, pay all rents, income, and profits under such Lease to Administrative Agent, on behalf of the Lenders, without liability on the part of such lessee for determining the validity or propriety of Administrative Agent's revocation of such license, and notwithstanding any claim by Grantor that Administrative Agent's revocation of such license is invalid or improper. Grantor shall have no claim against any such lessee for any rents or other sums paid by such lessee to Administrative Agent.

        9. NO RESPONSIBILITY UNTIL ENTRY. Prior to Administrative Agent's actual entry and taking possession of the premises immediately affected by any Lease, this Assignment shall not operate to place responsibility upon Administrative Agent and the other Lenders for the condition, safety, control, care, management, or repair of such premises. Nothing contained herein shall be construed to bind Administrative Agent at any time to the performance of any of the terms or provisions contained in any Lease, or otherwise to impose any obligation on Administrative Agent and the other Lenders, including, without limitation, any liability under any covenant of quiet enjoyment contained in any Lease in the event that any Lease shall be terminated or any lessee dispossessed upon foreclosure of any of the Loan Instruments. Grantor agrees to indemnify and hold Lenders harmless of and from any and all claims, liabilities, losses, expenses, or damages which Administrative Agent and the other Lenders may incur under any Lease, or by reason of this Assignment, except on account of willful misconduct or gross negligence.

        10. GRANTOR TO PERFORM AND ENFORCE LEASES. Grantor shall perform, both before and after any revocation by Administrative Agent of the license contained in SECTION 7 hereof, all of Grantor's covenants, agreements, and obligations as lessor under any Leases, and shall not suffer or permit to occur any release of liability of any lessee or the accrual of any right in any lessee to withhold any rent or other sum payable under the terms of any Lease. Grantor shall give prompt notice to Administrative Agent of any notice of default received from any lessee or from any other person relative to the Property, and shall furnish Administrative Agent with a copy of any such notice. If requested by Administrative Agent, Grantor shall enforce each Lease and all remedies available to Grantor against the lessee thereunder in the event of any default by such lessee.

        11. NO IMPAIRMENT OF ADMINISTRATIVE AGENT'S INTERESTS. Grantor shall not make any other or further assignments of any Lease or of any interest therein, or of any of the rents payable thereunder. Grantor shall not modify or amend the terms of any guaranty of any Lease or cancel or terminate any such guaranty, nor consent to the assignment of any Lease, or any subletting thereunder, without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld.

        12. ADMINISTRATIVE AGENT'S RIGHTS TO PERFORM. In the event Grantor shall fail to make any payment or to perform any act required of Grantor under the terms hereof, then (without waiving any rights of Administrative Agent under the provisions of SECTION 13 hereof)


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Administrative Agent may, but shall not be obligated to, without notice to or demand on Grantor, and without releasing Grantor from any obligation hereof, make or perform the same in such manner and to such extent as Administrative Agent may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Grantor or Administrative Agent, performing or discharging any obligation, covenant, or agreement of Grantor under any Lease, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel, and incurring and paying reasonable attorneys' fees. Any sum advanced or paid by Administrative Agent for any such purpose shall be immediately due and payable to Administrative Agent, on behalf of the Lenders, by Grantor, and shall bear interest at the Past Due Rate (as that term is defined in the Credit Agreement) from the date paid or advanced by Administrative Agent until repaid by Grantor.

        13. CROSS DEFAULT PROVISION. Any default by Grantor in the performance or observance of any covenant or condition hereof shall be deemed a Default or Event of Default under each of the Loan Instruments, entitling Administrative Agent, on behalf of the Lenders, to exercise all or any remedies available to Administrative Agent and the other Lenders under the terms of any or all Loan Instruments, and any Default or Event of Default under any other Loan Instrument (subject to any applicable grace periods) shall be deemed a Default hereunder, entitling Administrative Agent, on behalf of the Lenders, to exercise any or all remedies provided for herein.

        14. NO WAIVER. Failure by Administrative Agent to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Administrative Agent, on behalf of the Lenders, and the waiver by Administrative Agent of any default by Grantor hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion.

        15. RIGHTS OF SUCCESSORS TO ADMINISTRATIVE AGENT. Administrative Agent shall have the right to assign all of Grantor's right, title, and interest in any or all Leases (to the extent of the interests therein conferred upon Administrative Agent by the terms hereof) to any subsequent holder or owner of the Loan Instruments, or to any person who shall acquire title to the Property through foreclosure or otherwise. From and after the acquisition of title to the Property by any person, through foreclosure or conveyance in lieu of foreclosure, no assignee of Grantor's interest in any Lease shall be liable to account to Grantor for the rents, income, and profits thereafter accruing.

        16. EFFECT OF RELEASE OF DEED OF TRUST. The recording of any valid release of the Deed of Trust shall operate as a release of this Assignment in favor of the then owner of the Property, provided that the recording of any valid partial release of said Deed of Trust shall operate as a release hereof only with respect to that portion of the Property thereby released from said Deed of Trust, the term "Property" as used herein being deemed thereafter to refer only to that portion of the Property remaining encumbered by said Deed of Trust, and the term "Grantor"


ASSIGNMENT OF LEASES AND RENTS AND OTHER INCOME - Page 5
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as used herein being deemed thereafter to refer only to the owner or owners of such remaining portion of the Property. Notwithstanding anything to the contrary contained herein, if, in the event of a foreclosure of the Deed of Trust, less than the full amount then owing under the Loan Instruments is bid at any resulting foreclosure sale, this Assignment shall not be released but shall remain in full force and effect after such foreclosure sale and be assigned to the purchaser of the Property at such foreclosure sale.

        17. NOTICES. All notices or other communications required or permitted to be given pursuant to this Assignment shall be in writing and shall be considered as properly given if sent by overnight courier delivery, or by delivering the same in person to the intended addressee. Notice given by overnight courier shall be effective 24 hours from its deposit with the courier service. Notice given in any other manner shall be effective only if and when received by the addressee. Any notices delivered hereunder shall be addressed to the following unless otherwise notified in accordance herewith:

                Administrative Agent:
                ---------------------

                Bank of America, N.A.
                901 Main Street
                21st Floor
                Dallas, Texas 75202
                Attn:  Real Estate Administration

                Grantor:
                --------

                Behringer Harvard Cyprus, LLC
                15601 Dallas Parkway, Suite 600
                Addison, TX 75001
                Attention: Gerald K. Reihsen, III

        18. ADMINISTRATIVE AGENT AFFIDAVITS OF DEBT DUE. The affidavit of any officer of Administrative Agent stating that any part of the indebtedness secured hereby remains unpaid shall constitute conclusive evidence of the validity, effectiveness, and continuing force of this Assignment, and any person may and is hereby authorized to rely upon such affidavit.

        19. RIGHTS CUMULATIVE. The rights and remedies of Administrative Agent under this Assignment are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which Administrative Agent shall have under the Credit Agreement, the Deed of Trust, or any other Loan Instrument.

        20. ADMINISTRATIVE AGENT NOT MORTGAGEE-IN-POSSESSION. Nothing herein shall be construed to constitute Administrative Agent as a "mortgagee-in-possession" in the absence of its taking actual possession of the Property pursuant to the powers granted herein or in any other Loan Instrument or to impose any liability or obligation on Administrative Agent under or with respect to the Leases. Any rental income or any other monies collected by Administrative Agent in connection with the Property shall be applied by Administrative Agent to any sums then due


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Lenders under the Loan Instruments, including any liabilities, losses, damages, claims, demands, costs, expenses, or fees incurred by Administrative Agent in connection with or arising from the Loan Instruments or the Property, in such order as Administrative Agent may elect.

        21. BINDING EFFECT. The provisions of this Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        22. SEVERABILITY. If any provision under this Assignment shall be invalid, illegal, or unenforceable, it shall not affect or impair the validity, legality, and enforceability of any other provision of this Assignment.

        23. AMENDMENT. This Assignment may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, modification, or discharge is sought.

        24. CAPTIONS. The captions and headings in this Assignment are for convenience only and shall not be considered in interpreting the provisions of this Assignment.

        25. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the United States and of the State of Colorado.

        26. NO CONSTRUCTION AGAINST PREPARER. This Assignment has been prepared by Administrative Agent and its professional advisors and reviewed by Grantor and its professional advisors. Administrative Agent, Grantor, and their separate advisors believe that this Assignment is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Administrative Agent or Grantor or against either Administrative Agent or Grantor merely because of their efforts in preparing it.

                         [SIGNATURES ON FOLLOWING PAGE]


ASSIGNMENT OF LEASES AND RENTS AND OTHER INCOME - Page 7
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        IN WITNESS WHEREOF, Grantor has executed this Assignment on the date first above written.


                                GRANTOR:
                                --------

                                BEHRINGER HARVARD CYPRUS, LLC, a
                                Colorado limited liability company

                                By: Behringer Harvard Operating Partnership I LP, a Texas limited partnership, its sole member

                                        By:     Behringer Harvard REIT I Inc., a
                                                Maryland corporation, its sole
                                                general partner

                                                By:
                                                   -----------------------------
                                                Name:   Gerald J. Reihsen, III
                                                Title:  Executive Vice President

STATE OF TEXAS             ss.
                           ss.   ss.  Dallas
COUNTY OF DALLAS           ss.

        The foregoing instrument was acknowledged before me this ______ day of December, 2004, Gerald J. Reihsen, Executive Vice President of Behringer Harvard REIT I, Inc., a Maryland corporation, sole general partner of Behringer Harvard Operating Partnership I, LP, a Texas limited partnership, sole member of Behringer Harvard Cyprus, LLC, a Colorado limited liability company, on behalf such corporation, partnership and company.

        Witness my hand and official seal.



                                ------------------------------------------------
                                Notary Public, State of Texas

                                My commission expires:
                                                      --------------------------



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                                ADMINISTRATIVE AGENT:
                                --------------------

                                BANK OF AMERICA, N.A., a national banking association, as Administrative Agent

                                By:
                                   ---------------------------------------------
                                Name:   Donald S. Byerly
                                Title:  Senior Vice President


STATE OF TEXAS          ss.
                        ss.   ss.  Dallas
COUNTY OF DALLAS        ss.

        The foregoing instrument was acknowledged before me this ______ day of December, 2004, by Donald S. Byerly, Senior Vice President of Bank of America, N.A., a national banking association, on behalf of said association.

        Witness my hand and official seal.


                                ------------------------------------------------
                                Notary Public, State of Texas

                                My commission expires:
                                                      --------------------------



ASSIGNMENT OF LEASES AND RENTS AND OTHER INCOME - Page 9
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                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

Lot 12, a Resubdivision at Panorama Office Park I, the Plat of which was recorded October 9, 1987, at Reception No. 2897686, Plat Book 96 at Pages 36 and 37, County of Arapahoe, State of Colorado.